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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                                18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Anthony Taylor, President and Chief Executive Officer of Montpelier Re Holdings Ltd (the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ ANTHONY TAYLOR
                                            ------------------------------------
                                            Name: Anthony Taylor
                                            Title:  President and Chief
                                              Executive Officer

Date: May 5, 2003

     I, K. Thomas Kemp, Chief Financial Officer of Montpelier Re Holdings Ltd.(the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ K. THOMAS KEMP
                                            ------------------------------------
                                            Name: K. Thomas Kemp
                                            Title:  Chief Financial Officer

Date: May 5, 2003